(j)(2)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Multi-Asset Fund

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund

Voya SmallCap Opportunities Fund

Voya Small Company Fund

Voya U.S. High Dividend Low Volatility

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND

PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio

Voya Government Liquid Assets Portfolio1

Voya High Yield Portfolio1

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

Voya Retirement Moderate Growth Portfolio

Voya Retirement Moderate Portfolio

Voya U.S. Stock Index Portfolio1

VY® BlackRock Inflation Protected Bond

Portfolio

VY® Clarion Global Real Estate Portfolio

VY® Clarion Real Estate Portfolio

VY® Invesco Growth and Income Portfolio1

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a "bundled fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA INVESTORS TRUST (continued)

VY® JPMorgan Emerging Markets Equity

Portfolio1

VY® JPMorgan Small Cap Core Equity

Portfolio1

VY® Morgan Stanley Global Franchise

Portfolio1

VY® T. Rowe Price Capital Appreciation

Portfolio1

VY® T. Rowe Price Equity Income Portfolio1

VY® T. Rowe Price International Stock

Portfolio

VOYA MUTUAL FUNDS

Voya Diversified Emerging Markets Debt Fund

Voya Global Bond Fund

Voya Global Diversified Payment Fund

Voya Global Equity Dividend Fund

Voya Global High Dividend Low Volatility

Fund

Voya Global Perspectives® Fund

Voya International High Dividend Low

Volatility Fund

Voya Multi-Manager Emerging Markets Equity

Fund

Voya Multi-Manager International Equity Fund

Voya Multi-Manager International Factors Fund

Voya Multi-Manager International Small Cap

Fund

Voya Russia Fund

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA PARTNERS, INC.

Voya Global Bond Portfolio

Voya Index Solution 2020 Portfolio

Voya Index Solution 2025 Portfolio

Voya Index Solution 2030 Portfolio

Voya Index Solution 2035 Portfolio

(j)(2)(i)

VOYA PARTNERS, INC. (continued)

Voya Index Solution 2040 Portfolio

Voya Index Solution 2045 Portfolio

Voya Index Solution 2050 Portfolio

Voya Index Solution 2055 Portfolio

Voya Index Solution 2060 Portfolio

Voya Index Solution 2065 Portfolio

Voya Index Solution Income Portfolio

Voya International High Dividend Low

Volatility Portfolio

Voya Solution 2020 Portfolio

Voya Solution 2025 Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2050 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

Voya Solution 2065 Portfolio

Voya Solution Aggressive Portfolio

Voya Solution Balanced Portfolio

Voya Solution Conservative Portfolio

Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Solution Moderately Conservative

Portfolio

VY® American Century Small-Mid Cap Value

Portfolio

VY® Baron Growth Portfolio

VY® Columbia Contrarian Core Portfolio

VY® Columbia Small Cap Value II Portfolio

VY® Invesco Comstock Portfolio

VY® Invesco Equity and Income Portfolio

VY® Invesco Oppenheimer Global Portfolio

VY® JPMorgan Mid Cap Value Portfolio

VY® T. Rowe Price Diversified Mid Cap

Growth Portfolio

VY® T. Rowe Price Growth Equity Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA PRIME RATE TRUST

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Corporate Debt Fund

Voya Emerging Markets Hard Currency Debt

Fund

Voya Emerging Markets Local Currency Debt

Fund

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

Voya Target In-Retirement Fund2

Voya Target Retirement 2020 Fund2

Voya Target Retirement 2025 Fund2

Voya Target Retirement 2030 Fund2

Voya Target Retirement 2035 Fund2

Voya Target Retirement 2040 Fund2

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund2

Voya Target Retirement 2055 Fund2

Voya Target Retirement 2060 Fund2

Voya Target Retirement 2065 Fund2

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

Voya Strategic Allocation Conservative

Portfolio

Voya Strategic Allocation Growth Portfolio

Voya Strategic Allocation Moderate Portfolio

VOYA VARIABLE FUNDS

Voya Growth and Income Portfolio

(j)(2)(i)

VOYA VARIABLE INSURANCE TRUST

VY® BrandywineGLOBAL – Bond Portfolio

VOYA VARIABLE PORTFOLIOS, INC.

Voya Emerging Markets Index Portfolio

Voya Global High Dividend Low Volatility

Portfolio

Voya Index Plus LargeCap Portfolio

Voya Index Plus MidCap Portfolio

Voya Index Plus SmallCap Portfolio

Voya International Index Portfolio

Voya Russell™ Large Cap Growth Index

Portfolio

Voya Russell™ Large Cap Index Portfolio

Voya Russell™ Large Cap Value Index

Portfolio

Voya Russell™ Mid Cap Growth Index

Portfolio

Voya Russell™ Mid Cap Index Portfolio

Voya Russell™ Small Cap Index Portfolio

Voya Small Company Portfolio

Voya U.S. Bond Index Portfolio

VOYA VARIABLE PRODUCTS TRUST

Voya MidCap Opportunities Portfolio

Voya SmallCap Opportunities Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3